UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2025

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Arrangement Agreement

On December 14, 2025, Canopy Growth Corporation (“Canopy Growth”) entered into an arrangement agreement (the “Arrangement Agreement”) with MTL Cannabis Corp. (“MTL”) pursuant to which, among other things, Canopy Growth agreed to acquire all of the issued and outstanding common shares in the capital of MTL (the “MTL Shares”) on the basis of 0.32 of a common share of Canopy Growth (each whole share, a “Canopy Growth Share”) and C$0.144 in cash for each MTL Share (the “Cash Consideration”), or approximately 38 million Canopy Growth Shares and C$17 million in cash in the aggregate (based on the currently issued and outstanding MTL Shares on a non-diluted basis), by way of a plan of arrangement under the Canada Business Corporations Act (the “Arrangement”). In addition, pursuant to the Arrangement, Canopy Growth will issue up to an additional 2,956,391 Canopy Growth Shares in exchange for the Release (as defined below).

Certain Conditions and Procedures Relating to Approval of the Arrangement

The Arrangement is subject to the conditions set forth in the Arrangement Agreement, including, among others: (i) approval by the Supreme Court of British Columbia (the “Court”) at a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement; (ii) any approvals required under the Competition Act (Canada); and (iii) approval by the shareholders of MTL as required by applicable corporate and securities laws. The shareholders of MTL will be asked to vote on a resolution (the “Arrangement Resolution”) to, among other things, approve the Arrangement at a shareholder meeting to be called for such purpose (the “Meeting”). MTL will convene and hold the Meeting as soon as reasonably practicable following receipt of the interim order of the Court and, in any event, not later than February 17, 2026 or such other date as agreed to by Canopy Growth and MTL. The implementation of the Arrangement is conditional upon the adoption of the Arrangement Resolution by (i) the affirmative vote of holders of at least two-thirds of the MTL Shares present in person or represented by proxy at the Meeting and (ii) a simple majority of the votes cast on the Arrangement Resolution excluding the votes for MTL Shares held and/or controlled by persons described in items (a) through (d) of Section 8.1(2) of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (collectively, “MTL Shareholder Approval”).

Canopy Growth Shares to be Issued in Exchange for Release of Claims

Certain former shareholders (the “MC Shareholders”) of Montreal Cannabis Medical, Inc. (“MC”), which was a company previously acquired by MTL, are, in the event of certain enumerated dilutive transactions with respect to certain outstanding convertible securities of MTL, entitled to a number of MTL Shares pursuant to a Second Restated Share Exchange Agreement, dated June 28, 2023, among MTL, MC, the MC Shareholders, Michel Clement, Richard Clement (the “Share Exchange Agreement”). Pursuant to the Arrangement, each MC Shareholder will irrevocably, finally and fully release MTL, Canopy Growth and their respective affiliates from any and all obligations owing to such MC Shareholder pursuant to the Share Exchange Agreement, including for greater certainty, each MC Shareholder’s entitlement to anti-dilution rights pursuant to the Share Exchange Agreement (the “Release”) in exchange for such MC Shareholder’s pro rata entitlement to up to 2,956,391 (subject to reduction in certain circumstances) Canopy Growth Shares to be issued to the MC Shareholders pursuant to the Arrangement (the “MC Shareholder Consideration”).

Deposit of Consideration in Escrow; Advance of Transaction Expenses

Pursuant to the Arrangement Agreement, Canopy Growth has agreed that it will, following receipt of the final order of the Court and certain regulatory approvals and no later than the business day prior to the filing by MTL of the articles of arrangement in compliance with the Canada Business Corporations Act to (i) deposit in escrow the Canopy Growth Shares to be issued as consideration pursuant to the Arrangement, including the MC Shareholder Consideration and the requisite amount of cash to pay the aggregate Cash Consideration payable pursuant to the Arrangement (other than payments to MTL shareholders exercising rights of dissent (“Dissent Rights”) in accordance with applicable Canadian law and who have not withdrawn their notice of objection) and (ii) advance sufficient funds to pay certain amounts that are due in connection with the Arrangement to Canopy Growth’s counsel, to be held in trust, for payment to the appropriate parties immediately prior to the effective time of the Arrangement (the “Effective Time”).

Additional Conditions Precedent

The Arrangement is also subject to the satisfaction or waiver of the following conditions precedent: (i) no law will have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no proceeding will otherwise have been commenced, issued or taken under any laws or by any governmental authority that makes or which would be reasonably expected to make the Arrangement illegal or otherwise directly or indirectly cease trade, enjoin, restrain or otherwise prohibit completion of the Arrangement; (ii) the conditional approval of the Toronto Stock Exchange will have been obtained, including in respect of the listing and posting for trading of the Canopy Growth Shares issued as consideration for MTL Shares pursuant to the Arrangement and the MC Shareholder Consideration; (iii) the securities to be issued pursuant to the Arrangement shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 3(a)(10) thereof and pursuant to exemptions from applicable state securities laws, provided, however, this condition shall be deemed to be waived if MTL fails to take certain actions; (iv) receipt of confirmation that (a) a sufficient number of Canopy Growth Shares and the requisite amount of Cash Consideration to satisfy the aggregate consideration payable to shareholders of MTL pursuant to the Arrangement and the MC Shareholder Consideration has been deposited into escrow and (b) certain amounts that are due in connection with the Arrangement have been paid by Canopy Growth; (v) MTL shareholders shall not have exercised Dissent Rights, or have instituted proceedings to exercise Dissent Rights, in connection with the Arrangement (other than MTL shareholders representing not more than 10% of the MTL Shares then outstanding); (vi) no legal or regulatory action or proceeding shall have been commenced by any person that would reasonably likely result in certain restrictions on the ability of Canopy Growth to acquire the MTL Shares, and (vii) other closing conditions, including compliance, in all material respects, with the covenants contained in the Arrangement Agreement.

Representations and Warranties and Certain Covenants

Each of Canopy Growth and MTL has made certain customary representations and warranties and agreed to certain covenants in the Arrangement Agreement, including, with respect to MTL, covenants regarding the conduct of its businesses prior to the Effective Time.

Termination

The Arrangement Agreement also contains certain termination rights, including: (i) in favor of either MTL or Canopy Growth in the event that (A) the Effective Time does not occur on or before the April 15, 2026 (the “Outside Date”), subject to certain limited exceptions; (B) MTL Shareholder Approval is not obtained at the Meeting; or (C) any law is enacted or made that remains in effect and that makes the completion of the Arrangement or the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited, and such law has become final and non-appealable; (ii) in favor of Canopy Growth in the event that (A) the MTL board of directors determines, in accordance with the Arrangement Agreement, to make a Change of Recommendation (as defined in the Arrangement Agreement); (B) MTL breaches the provisions of the Arrangement Agreement relating to non-solicitation in any material respect; (C) subject to certain notice and cure provisions, MTL breaches any of its representations, warranties, covenants or agreements in the Arrangement Agreement that would cause certain closing conditions in the Arrangement Agreement not to be satisfied, subject to limited exceptions or (D) a Material Adverse Effect (as defined in the Arrangement Agreement) has occurred and is continuing; and (iii) in favor of MTL in the event that (A) subject to certain notice and cure provisions, Canopy Growth breaches any of its representations, warranties, covenants or agreements in the Arrangement Agreement that would cause certain closing conditions in the Arrangement Agreement not to be satisfied, subject to limited exceptions; or (B) a Purchaser Material Adverse Effect (as defined in the Arrangement Agreement) has occurred after the date of the Arrangement Agreement and is continuing.

Termination Fee

The Arrangement Agreement provides that a termination fee of C$4,000,000 (the “Termination Fee”) will be payable by MTL upon termination of the Arrangement Agreement under specified circumstances, including:

1.	the Arrangement Agreement is terminated:

a.	by MTL or Canopy Growth in connection with a failure to obtain MTL Shareholder Approval; or

b.	by Canopy Growth upon the occurrence of the Outside Date or in connection with certain breaches of representations, warranties or covenants by MTL; and

both (i) prior to such termination a third party publicly proposes to acquire 50% or more of the MTL Shares pursuant to an Acquisition Proposal (as such term is defined in the Arrangement Agreement) and (ii) MTL shall have either (a) completed any Acquisition Proposal within 12 months after the termination of the Arrangement Agreement or (b) entered into an Acquisition Agreement (as such term is defined in the Arrangement Agreement) in respect of any Acquisition Proposal or the MTL board of directors shall have recommended any Acquisition Proposal, in each case within 12 months after the Arrangement Agreement is terminated;

2.	the Arrangement Agreement is terminated by Canopy Growth in connection with a Change of Recommendation;

3.	the Arrangement Agreement is terminated by either MTL or Canopy Growth in connection with a failure to obtain MTL Shareholder Approval, if at the time of such termination, Canopy Growth was entitled to terminate the Arrangement Agreement as a result of a Change of Recommendation; or

4.	the Arrangement Agreement is terminated by Canopy Growth in connection with a material breach by MTL of the non-solicitation covenants contained in the Arrangement Agreement.

Steps of the Arrangement

Pursuant to the Arrangement, at the Effective Time, among other things, each of the events below will occur:

i.	Each MC Shareholder shall and shall be deemed to irrevocably grant the Release in exchange for the MC Shareholder Consideration.

ii.	Any MTL Shares in respect of which Dissent Rights have been properly exercised and not withdrawn (the “Dissent Shares”), will be entitled to be paid the fair value by Canopy Growth of such shares in accordance with the Canada Business Corporations Act, as modified by the Arrangement and the interim order and final order of the Court.

iii.	Each outstanding MTL restricted share unit (a “MTL RSU”), whether vested or unvested, will be deemed to be vested to the fullest extent, and such MTL RSU will be deemed to be surrendered and disposed of to MTL for one MTL Share, less any amounts withheld pursuant to the terms of the Arrangement.

iv.	Each outstanding MTL deferred share unit (a “MTL DSU”), whether vested or unvested, will be deemed to be vested to the fullest extent, and such MTL DSU will be deemed to be surrendered and disposed of to MTL for one MTL Share, less any amounts withheld pursuant to the terms of the Arrangement.

v.	Each outstanding MTL warrant that is in-the-money (a “MTL In-The-Money-Warrant”) will be deemed to be exercised on a cashless basis and surrendered and forfeited by the holder thereof to MTL (free and clear of any liens of any nature whatsoever), and will be exchanged for MTL Shares, having a fair market value equal to the amount by which the relevant MTL In-The-Money-Warrant is in the money, less any amounts withheld pursuant to the terms of the Arrangement.

vi.	Each outstanding MTL option that is in-the-money (a “MTL In-The-Money-Option”), whether vested or unvested, will be deemed to be vested to the fullest extent, and shall be deemed to be, exercised on a cashless basis and surrendered and forfeited by the holder thereof to MTL (free and clear of any liens of any nature whatsoever), and will be exchanged for MTL Shares, having a fair market value equal to the amount by which the relevant MTL In-The-Money-Option is in the money, less any amounts withheld pursuant to the terms of the Arrangement.

vii.	Each issued and outstanding MTL Share (excluding any Dissent Shares and any MTL Shares held by Canopy Growth and any of its affiliates, but including MTL Shares issued to former holders of MTL RSUs, MTL DSUs, MTL In-The-Money Warrants and MTL In-The-Money Options) will be deemed to be transferred to Canopy Growth in exchange for 0.32 of a Canopy Growth Share and C$0.144 in cash, less any amounts withheld pursuant to the terms of the Arrangement.

viii.	Each outstanding MTL option that is out-of-the-money (a “MTL Out-of-the-Money-Option”) will be exchanged for an option (a “Replacement Option”) to purchase from Canopy Growth the number of Canopy Growth Shares equal to 0.32 of a Canopy Growth Share at an exercise price per Canopy Growth Share that would otherwise be payable to acquire an MTL Share pursuant to the MTL Out-of-the-Money-Option it replaces less an amount equal to the Cash Consideration (rounded up to the nearest whole cent), except that the aggregate number of whole Canopy Growth Shares issuable pursuant to the relevant former MTL Out-of-the-Money-Option holder’s replacement options having a common exercise date and price shall be rounded down to the nearest whole number. Except as set out above, all other terms and conditions of such Replacement Option, including the conditions to and manner of exercise (provided any Replacement Option shall be exercisable at the offices of Canopy Growth), shall be as nearly equivalent as practicable to the terms and conditions of the certificates governing the MTL Out-of-The-Money Option so exchanged, and shall be governed by the terms of the amended and restated equity incentive plan of Canopy Growth, and any document evidencing a MTL Out-of-The-Money Option shall thereafter evidence and be deemed to evidence such Replacement Option.

ix.	Each outstanding MTL warrant that is out-of-the-money (a “MTL Out-of-the-Money-Warrant”) will be exchanged for a warrant (a “Replacement Warrant”) to purchase from Canopy Growth 0.32 of a Canopy Growth Share, at an exercise price per Canopy Growth Share that would otherwise be payable to acquire a MTL Share pursuant to the MTL Out-of-the-Money-Warrant it replaces less an amount equal to the Cash Consideration (rounded up to the nearest whole cent), except that the aggregate number of whole Canopy Growth Shares issuable pursuant to Replacement Warrants having a common exercise date and price shall be rounded down to the nearest whole number. Except as set out above, the term to expiry, conditions to and manner of exercise (provided any Replacement Warrant shall be exercisable at the offices of Canopy Growth) and other terms and conditions of each of the Replacement Warrants shall be as nearly equivalent as practicable to the terms and conditions of the certificates governing the MTL Out-of-the-Money-Warrant for which it is exchanged, and any document evidencing a MTL Out-of-the-Money-Warrant shall thereafter evidence and be deemed to evidence such Replacement Warrant.

x.	Each of the outstanding MTL compensation options (the “MTL Compensation Options”) (each exercisable for one unit (an “MTL Unit”) comprised of one MTL Share and one half of one MTL warrant exercisable to acquire one MTL Share until September 19, 2028 at an exercise price of C$0.98 per MTL Share (each whole warrant, an “MTL Unit Warrant”)) will be exchanged for an option (a “Replacement Compensation Option”) to purchase from Canopy Growth 0.32 of a Canopy Growth unit (a “Canopy Growth Unit”) comprised of one Canopy Growth Share and one half of one warrant exercisable to acquire one Canopy Growth Share until September 19, 2028, at an exercise price of C$2.61 per Canopy Growth Share, with each Replacement Compensation Option having an exercise per Canopy Growth Unit that would otherwise be payable to acquire an MTL Unit pursuant to the MTL Compensation Option it replaces less an amount equal to the Cash Consideration (rounded up to the nearest whole cent), except that the aggregate number of whole Canopy Growth Units issuable pursuant to the relevant MTL Compensation Option holder’s Replacement Compensation Options having a common exercise date and price shall be rounded down to the nearest whole number. Except as set out above, the term to expiry, conditions to and manner of exercise (provided any Replacement Compensation Option shall be exercisable at the offices of Canopy Growth) and other terms and conditions of each of the Replacement Compensation Options shall be as nearly equivalent as practicable to the terms and conditions of the certificates governing the MTL Compensation Option for which it is exchanged and any document evidencing a MTL Compensation Option shall thereafter evidence and be deemed to evidence such Replacement Compensation Option.

xi.	In exchange for the Release from each MC Shareholder, Canopy Growth shall issue Canopy Growth Shares with a legend imposing an 18-month transfer restriction to each MC Shareholder based on such MC Shareholder’s pro rata entitlement to the MC Shareholder Consideration, which shall and shall be deemed to be received in full and final satisfaction of the Release.

The foregoing summary of the Arrangement Agreement does not purport to be a complete description of all the parties’ rights and obligations under the Arrangement Agreement and is qualified in its entirety by reference to the Arrangement Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein. The representations, warranties and covenants set forth in the Arrangement Agreement have been made only for the purposes of the Arrangement Agreement and solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive completion of the Arrangement and cannot be the basis for any claims under the Arrangement Agreement by the other party after termination of the Arrangement Agreement and (2) were made only as of the dates specified in the Arrangement Agreement. Accordingly, the Arrangement Agreement is included with this filing only to provide investors with information regarding the terms of the Arrangement Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Assuming timely receipt of all necessary court, MTL shareholder, regulatory and other third-party approvals and the satisfaction of all other conditions, closing of the Arrangement is expected to occur by the end of February 2026.

Voting Support Agreements and Lock-up

Pursuant to the terms of the Arrangement Agreement, simultaneously with the execution of the Arrangement Agreement, Canopy Growth, on the one hand, and certain key shareholders of MTL (the “Key Shareholders”) and the directors and executive officers of MTL (collectively, with the Key Shareholders, the “Supporting Parties”), on the other hand, entered into irrevocable voting support agreements (collectively, the “Support Agreements”) pursuant to which, among other things, each of the Supporting Parties have agreed to, among other things, vote (i) in favor of the Arrangement and any other matter necessary for consummation of the Arrangement and (ii) against any Acquisition Proposal and/or any other matter that could reasonably expected to delay, prevent, impede or frustrate the successful completion of the Arrangement and each of the transactions contemplated by the Arrangement Agreement. MTL shareholders beneficially owning approximately 75% of the outstanding MTL Shares have entered into Support Agreements with Canopy Growth.

The Support Agreements entered into by the Key Shareholders also contain a lock-up provision (the “Lock-Up”), pursuant to which each Key Shareholder has agreed, subject to limited exceptions, not to, among other things, sell, transfer or otherwise dispose of Canopy Growth Shares (or other Canopy Growth securities convertible or exercisable into Canopy Growth Shares) such Key Shareholder receives pursuant to the Arrangement (the “Locked-Up Securities”) until (a) with respect to 10% of such Locked-Up Securities, three months after the effective date of the Arrangement (the “Effective Date”), with respect to 20% of the Locked-Up Securities, six months after the Effective Date, with respect to 20% of the Locked-Up Securities, nine months after the Effective Date, and with respect to 50% of the Locked-Up Securities, 12 months after the Effective Date. Approximately 72% of the Canopy Growth Shares to be issued for the issued and outstanding MTL Shares pursuant to the Arrangement are subject to the Lock-Up.

Consulting Agreements with MTL’s Founders and Employment Agreement with MTL’s Chief Executive Officer

In connection with the Arrangement, Canopy Growth entered into consulting agreements (the “Consulting Agreements”) with MTL’s founders, Richard and Michel Clement, conditional upon completion of the Arrangement. The Consulting Agreements have a term of 18 months and provide for, among other things, the grant of certain performance stock units (“PSUs”) under Canopy Growth’s Omnibus Equity Incentive Plan (the “Canopy Growth Equity Incentive Plan”) to each of Richard and Michel Clement in the amount of C$2,000,000. The PSUs will only vest upon the achievement of certain performance objectives over specified time periods. In addition, under the terms of the Consulting Agreements, each of Richard and Michel Clement is entitled to receive C$25,000 per month for each month he provides services to Canopy Growth under his Consulting Agreement.

Canopy Growth also entered into an employment agreement, dated December 14, 2025, with Michael Perron, MTL’s Chief Executive Officer, pursuant to which Canopy Growth has appointed Mr. Perron, 40 years of age, as Chief Operating Officer of Canopy Growth as of the Effective Date conditional upon the closing of the Arrangement (the “Perron Employment Agreement”). Under the terms of the Perron Employment Agreement:

•	Mr. Perron is entitled to a base salary of C$450,000 and a discretionary annual performance bonus of no more than 40% of his base salary;
•	Mr. Perron is eligible, at the discretion of the board of directors of Canopy Growth, to receive an annual long-term incentive award of 45% of his salary under the Canopy Growth Equity Incentive Plan, subject to applicable vesting requirements;
•	on the first trading date after the Effective Date on which Canopy Growth may grant equity awards, Mr. Perron is entitled to receive, at the discretion of the board of directors of Canopy Growth, a one-time equity award consisting of restricted stock units with a grant date Fair Market Value (as such term is defined in the Canopy Growth Equity Incentive Plan) equal to C$30,000 and stock options with an exercise price equal to the Fair Market Value of a Canopy Growth Share on the date of grant and an aggregate exercise price of C$20,000; and
•	Mr. Perron is entitled to a retention bonus equal to 12 months of his base salary if he does not resign and is not terminated for Cause (as defined in the Perron Employment Agreement) during the first year of his employment with Canopy Growth after the Effective Date.

Mr. Perron has served as Chief Executive Officer of MTL since July 2023 and the Chief Executive Officer of Montréal Cannabis Médical Inc., a wholly-owned subsidiary of MTL, since October 2022. Prior to October 2022, he acted as an independent business consultant from July 2021, and prior to that a business consultant with MNP Business Consulting from January 2021. Other than the Arrangement Agreement, there are no arrangements or understandings between Mr. Perron and any other person pursuant to which he has been appointed Chief Operating Officer of Canopy Growth. There are no family relationships between Mr. Perron and any director or executive officer of Canopy Growth, and he has no direct or indirect material interest in any transaction in which Canopy Growth Corporation was or is to be a participant that is required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The forgoing summary of the Perron Employment Agreement is qualified in its entirety by reference to the Perron Employment Agreement, which is filed as Exhibit 10.1.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in (or incorporated by reference into) Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is hereby incorporated by reference into this Item 3.02. Canopy Growth anticipates that the securities to be issued to the security holders of MTL pursuant to the Arrangement will be issued in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The second, third and fourth paragraphs under the heading “Consulting Agreements with MTL’s Founders and Employment Agreement with MTL’s Chief Executive Officer” in Item 1.01 of this Current Report are incorporated by reference into this Item 5.02.

Item 7.01	Regulation FD Disclosure.

On December 15, 2025, Canopy Growth issued a press release announcing that it entered into the Arrangement Agreement with MTL, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein solely for purposes of this Item 7.01 disclosure. A copy of a presentation providing certain information regarding Canopy Growth and MTL is attached hereto as Exhibit 99.2 and is incorporated by reference herein solely for purposes of this Item 7.01 disclosure.

The information set forth and incorporated by reference in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth and incorporated by reference in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 attached hereto, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01.	Other Events.

The audited consolidated financial statements of MTL for the years ended March 31, 2025 and 2024, including the notes thereto and the auditor’s report thereon, are filed as Exhibit 99.3 and are incorporated by reference herein.

The unaudited condensed interim consolidated financial statements of MTL for the three and six months ended September 30, 2025, including the notes thereto, are filed as Exhibit 99.4 and are incorporated by reference herein.

The consent of MNP LLP is filed as Exhibit 23.1 to the Current Report and is incorporated herein by reference.

These financial statements of MTL are not required to be included in this Current Report and are being voluntarily filed by Canopy Growth.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Canopy Growth or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this Current Report. Examples of such statements include statements with respect to the timing and outcome of the Arrangement, the anticipated benefits of the Arrangement, the retention of members of MTL’s management team, the anticipated timing of the Meeting and the closing of the Arrangement, and the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement, including receipt of all regulatory approvals.

Risks, uncertainties and other factors involved with forward-looking statements or information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking statements and information, including risks relating to the dilutive impact of the transaction and future resales of Canopy Growth Shares in the public market by the MTL shareholders, which may negatively affect the price of the Canopy Growth Shares; assumptions as to the time required to prepare and mail Meeting materials to MTL shareholders; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory approval, Court approval and MTL Shareholder Approval; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Arrangement; risks relating to the overall macroeconomic environment, which may impact customer spending, costs and margins, including tariffs (and related retaliatory measures), the levels of inflation, and interest rates; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; additional dilution; political risks and risks relating to regulatory change, including with respect to reimbursement rates in the medical cannabis market; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of Canopy Growth filed with the Securities and Exchange Commission and available on EDGAR at www.sec.gov/edgar and with Canadian securities regulators and available on the issuer profile of Canopy Growth on SEDAR+ at www.sedarplus.ca, including Canopy Growth’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and its subsequently filed quarterly reports on Form 10-Q. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report and in the filings.

In respect of the forward-looking statements and information concerning the anticipated benefits and completion of the Arrangement and the anticipated timing for completion of the Arrangement, Canopy Growth has provided such statements and information in reliance on certain assumptions that Canopy Growth believes are reasonable at this time. Although Canopy Growth believes that the assumptions and factors used in preparing the forward-looking statements or forward-looking information in this Current Report are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Canopy Growth has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking statements and forward-looking information included in this Current Report are made as of the date of this Current Report and Canopy Growth does not undertake any obligation to publicly update such forward-looking statements or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws. Readers are cautioned not to put undue reliance on any forward-looking statement. Forward-looking statements contained in this Current Report are expressly qualified by this cautionary statement.

There can be no assurance that the Arrangement will occur, or that it will occur on the terms and conditions contemplated in this Current Report. The Arrangement Agreement could be modified, restructured or terminated and actual results could differ materially from those currently anticipated due to a number of factors and risks. The Arrangement cannot be implemented until the required MTL Shareholder Approval, Court approval and regulatory approval is obtained.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Arrangement Agreement, dated December 14, 2025, by and between Canopy Growth Corporation and MTL Cannabis Corp.
10.1	Employment Agreement, dated December 14, 2025 between Canopy Growth Corporation and Michael Perron
23.1	Consent of MNP LLP
99.1	Press Release, dated December 15, 2025
99.2	Investor Presentation, dated December 15, 2025
99.3	The audited consolidated financial statements of MTL Cannabis Corp. for the years ended March 31, 2025 and 2024, including the notes thereto and the auditor’s report thereon
99.4	The unaudited condensed interim consolidated financial statements of MTL Cannabis Corp. for the three and six months ended September 30, 2025, including the notes thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Thomas Stewart
Thomas Stewart
Chief Financial Officer

Date: December 15, 2025